UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 26, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On September 26, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: September 30, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005




Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                        Statement to Certificateholders
                               September 26, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         90,200,000.00     65,816,533.09    6,249,622.63     223,556.82     6,473,179.45      0.00      0.00       59,566,910.46
A2        197,000,000.00    137,757,968.39   15,149,950.79     460,570.81    15,610,521.60      0.00      0.00      122,608,017.60
A3         65,600,000.00     65,600,000.00            0.00     225,153.78       225,153.78      0.00      0.00       65,600,000.00
M1         27,120,000.00     27,120,000.00            0.00      97,903.20        97,903.20      0.00      0.00       27,120,000.00
M2         13,680,000.00     13,680,000.00            0.00      49,749.60        49,749.60      0.00      0.00       13,680,000.00
M3         11,520,000.00     11,520,000.00            0.00      42,201.60        42,201.60      0.00      0.00       11,520,000.00
M4         11,760,000.00     11,760,000.00            0.00      44,648.80        44,648.80      0.00      0.00       11,760,000.00
M5         11,520,000.00     11,520,000.00            0.00      44,249.60        44,249.60      0.00      0.00       11,520,000.00
M6         10,800,000.00     10,800,000.00            0.00      42,252.00        42,252.00      0.00      0.00       10,800,000.00
M7         10,800,000.00     10,800,000.00            0.00      46,284.00        46,284.00      0.00      0.00       10,800,000.00
M8         10,800,000.00     10,800,000.00            0.00      47,244.00        47,244.00      0.00      0.00       10,800,000.00
M9          7,680,000.00      7,680,000.00            0.00      37,828.27        37,828.27      0.00      0.00        7,680,000.00
B1          7,920,000.00      7,920,000.00            0.00      46,200.00        46,200.00      0.00      0.00        7,920,000.00
B2          3,600,000.00      3,600,000.00            0.00      21,000.00        21,000.00      0.00      0.00        3,600,000.00
AR                100.00              0.00            0.00           0.00             0.00      0.00      0.00                0.00
ARL               100.00              0.00            0.00           0.00             0.00      0.00      0.00                0.00
P                 100.00            100.00            0.00     226,932.97       226,932.97      0.00      0.00              100.00
TOTALS    480,000,300.00    396,374,601.48   21,399,573.42   1,655,775.45    23,055,348.87      0.00      0.00      374,975,028.06

X1        480,000,000.00    400,555,294.33            0.00           0.00             0.00      0.00      0.00      380,502,082.33
X2                  0.00              0.00            0.00           0.00             0.00      0.00      0.00                0.00
XS        333,132,042.59    300,639,073.31            0.00      50,106.51        50,106.51      0.00      0.00      285,296,608.29
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458HV3     729.67331585     69.28628193     2.47845698     71.76473891        660.38703392       A1        3.821250 %
A2       225458JP4     699.27902736     76.90330350     2.33792289     79.24122640        622.37572386       A2        3.761250 %
A3       225458JQ2   1,000.00000000      0.00000000     3.43222226      3.43222226      1,000.00000000       A3        3.861250 %
M1       225458HY7   1,000.00000000      0.00000000     3.61000000      3.61000000      1,000.00000000       M1        4.061250 %
M2       225458HZ4   1,000.00000000      0.00000000     3.63666667      3.63666667      1,000.00000000       M2        4.091250 %
M3       225458JA7   1,000.00000000      0.00000000     3.66333333      3.66333333      1,000.00000000       M3        4.121250 %
M4       225458JB5   1,000.00000000      0.00000000     3.79666667      3.79666667      1,000.00000000       M4        4.271250 %
M5       225458JC3   1,000.00000000      0.00000000     3.84111111      3.84111111      1,000.00000000       M5        4.321250 %
M6       225458JD1   1,000.00000000      0.00000000     3.91222222      3.91222222      1,000.00000000       M6        4.401250 %
M7       225458JE9   1,000.00000000      0.00000000     4.28555556      4.28555556      1,000.00000000       M7        4.821250 %
M8       225458JF6   1,000.00000000      0.00000000     4.37444444      4.37444444      1,000.00000000       M8        4.921250 %
M9       225458JG4   1,000.00000000      0.00000000     4.92555599      4.92555599      1,000.00000000       M9        5.541250 %
B1       225458JM1   1,000.00000000      0.00000000     5.83333333      5.83333333      1,000.00000000       B1        7.000000 %
B2       225458JN9   1,000.00000000      0.00000000     5.83333333      5.83333333      1,000.00000000       B2        7.000000 %
AR       225458HW1       0.00000000      0.00000000     0.00000000      0.00000000          0.00000000       AR        9.717612 %
ARL      225458HX9       0.00000000      0.00000000     0.00000000      0.00000000          0.00000000       ARL       9.717612 %
P        225458JH2   1,000.00000000      0.00000000           ####            ####      1,000.00000000       P         9.717612 %
TOTALS                 825.77990364     44.58241676     3.44953003     48.03194679        781.19748688

X1       225458JJ8     834.49019652      0.00000000     0.00000000      0.00000000        792.71267152       X1        0.000000 %
XS       225458JL3     902.46219179      0.00000000     0.15041036      0.15041036        856.40698527       XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com


Sec. 4.06(a)(i)           Principal Remittance Amount                                                       19,634,821.58

                          Scheduled Principal Payments                                                         286,490.98

                          Principal Prepayments                                                             18,962,746.44

                          Curtailments                                                                         232,981.03

                          Cutailment Interest Adjustments                                                          397.09

                          Repurchase Principal                                                                 137,080.38

                          Substitution Amounts                                                                       0.00

                          Net Liquidation Proceeds                                                              14,929.58

                          Other Principal Adjustments                                                                0.00

                          Gross Interest                                                                     3,368,544.35

                          Recoveries from Prior Loss Determinations                                                196.08

                          Reimbursements of Non-Recoverable Advances Previously Made                            24,760.89

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                               0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                    93
                          Balance of Loans with Respect to which Prepayment Penalties were Collected         5,152,467.60

                          Amount of Prepayment Penalties Collected                                             226,932.16

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                     8,285

                          Beginning Aggregate Loan Balance                                                 400,555,394.33

                          Ending Number of Loans Outstanding                                                        7,926

                          Ending Aggregate Loan Balance                                                    380,502,182.33

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                   123,173.73

                          Trustee Fees                                                                           1,668.98

Sec. 4.06(a)(vii)         Current Advances                                                                            N/A

                          Aggregate Advances                                                                          N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                 Group 1
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        81             2,979,536.32                  0.78 %
                                                2 Month                        35             1,696,707.57                  0.45 %
                                                3 Month                        55             2,806,415.38                  0.74 %
                                                 Total                        171             7,482,659.27                  1.97 %

                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                        81             2,979,536.32                  0.78 %
                                                2 Month                        35             1,696,707.57                  0.45 %
                                                3 Month                        55             2,806,415.38                  0.74 %
                                                 Total                        171             7,482,659.27                  1.97 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          71            2,240,140.43                  0.59 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                          71            2,240,140.43                  0.59 %
                                                * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               31,624.80                  0.01 %

                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1               31,624.80                  0.01 %

Section 4.06(a)(xi)       REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                     418,586.50

                          Cumulative Realized Losses - Reduced by Recoveries                                          478,685.62

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                                     NO
                          (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                             0.97269 %
                          Sr. Enhancement Percentage x 16%                                                             5.58114 %
                                                OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                   0.09973 %
                          Cumulative Loss Limit                                                                           0.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                    24,480,015.32
                          Ending Overcollateralization Amount                                                       5,527,154.27
                          Ending Overcollateralization Deficiency                                                  18,952,861.05
                          Overcollateralization Release Amount                                                              0.00
                          Monthly Excess Interest                                                                   1,764,751.84
                          Payment to Class X-1                                                                              0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
